UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2007
Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113470 (Commission File Number)	76-0681190 (IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas	77082
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 596-9988

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 10, 2007, Cardtronics, Inc. issued a press release regarding its financial results for the second quarter of 2007. In that press release, the Company reported total assets of $373.6 million and total stockholders’ deficit of $43.4 million as of June 30, 2007. These amounts are correctly reported as $373.4 million and $43.6 million, respectively, in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, as filed on August 14, 2007. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 14, 2007
(Date)

CARDTRONICS, INC.
(Registrant)

/s/ J. CHRIS BREWSTER
J. Chris Brewster
Chief Financial Officer